Exhibit 99.1

NTN Buzztime Announces Approval of Merger with Brooklyn Immunotherapeutics by Stockholders at Special Meeting

Carlsbad, CA, March 15, 2021 / PRNewswire/ — NTN Buzztime, Inc. (NYSE American: NTN) today announced that its stockholders have approved the proposed merger between NTN and Brooklyn ImmunoTherapeutics LLC. The proposed merger remains subject to further customary closing conditions and regulatory approvals. NTN expects that the merger will close in the next two weeks.

NTN reported that at the meeting, the following proposals were approved: (i) Proposal 1, relating to the issuance of shares of NTN’s common stock to the members of Brooklyn pursuant to the merger and the change of control resulting therefrom, (ii) Proposal 2, authorizing an amendment to NTN’s certificate of incorporation to effect a reverse stock split of NTN’s common stock, with a range of one new share for every 2 to 10 shares, (iii) Proposal 3, authorizing an amendment to NTN’s certificate of incorporation to increase the number of authorized shares to 100 million shares, (iv) Proposal 5, authorizing an amendment to NTN’s certificate of incorporation to change NTN’s corporate name to Brooklyn ImmunoTherapeutics, Inc. upon the closing of the merger, (v) Proposal 7, approving the Brooklyn ImmunoTherapeutics, Inc. 2020 Stock Incentive Plan, and (vi) Proposal 8, to approve on an advisory basis the compensation that will be paid or may become payable to the named executive officers of NTN in connection with the merger.

Two proposals did not pass: (a) Proposal 4, to amend NTN’s certificate of incorporation to grant voting rights to the holders of NTN’s outstanding Series A convertible preferred stock on an as-converted to common stock basis, and (b) Proposal 6, to sell the assets relating to NTN’s historic business to eGames.com Holding LLC.

With respect to Proposal 6, to allow the combined company following the closing of the merger to focus its resources on Brooklyn’s business, as soon as possible following the completion of the merger, the parties intend to consummate the asset sale to eGames.com Holdings LLC. As stated in the proxy statement/prospectus/consent solicitation statement distributed in connection with the special meeting, as of immediately following the closing of the merger, the assets related to NTN’s historical business are not expected to constitute all or substantially all of the combined company’s assets. Accordingly, following the completion of the merger, all of the assets related to NTN’s historical business may be sold without stockholder approval under Delaware law, including to eGames.com Holdings LLC under the asset purchase agreement.

With respect to Proposal 4, under Section 351(a) of the Internal Revenue Code of 1986 (“Section 351(a)”), following the merger, Brooklyn’s members would be required to own at least 80% of the total combined voting power of all classes of stock of NTN that are entitled to vote, and at least 80% of the total number of shares of each non-voting class of stock in NTN (i.e., Series A Convertible Preferred Stock), in order for the merger to qualify as a deferral of gain under Section 351(a).

So that the merger would qualify for deferral of gain under Section 351(a) even if Proposal 4 was not approved at the special meeting, certain members of Brooklyn have entered into binding agreements with the holders of more than 90% of the outstanding shares of NTN’s Series A Convertible Preferred Stock pursuant to which the holders thereof agreed to sell such shares to those Brooklyn members prior to the merger, such that the Brooklyn members will hold at least 80% of the number of outstanding shares of Series A Convertible Preferred Stock as of immediately after the merger. Accordingly, NTN and Brooklyn agreed to waive the closing conditions in the merger agreement that NTN’s stockholders approve Proposal 4 and that NTN’s restated certificate of incorporation be amended to provide voting rights to the holders of the outstanding shares of NTN’s Series A Convertible Preferred Stock.

About Brooklyn ImmunoTherapeutics

Brooklyn is a late clinical-stage biopharmaceutical company focused on IL-2 cytokine-based therapies in treating patients with cancer. Brooklyn is committed to developing IRX-2, a novel cytokine-based therapy, to treat patients with cancer. IRX-2 active constituents, namely IL-2 and other key cytokines, are postulated to signal, enhance and restore immune function suppressed by the tumor, thus enabling the immune system to attack cancer cells. For more information about the company and its clinical programs, please visit www.Brooklynitx.com.

About NTN Buzztime:

NTN Buzztime (NYSE American: NTN) delivers interactive entertainment and innovative technology that helps its customers acquire, engage and retain its patrons. Most frequently used in bars and restaurants in North America, the Buzztime tablets, mobile app and technology offer engaging solutions to establishments that have guests who experience dwell time, such as casinos, senior living, and more. Casual dining venues license Buzztime’s customizable solution to differentiate themselves via competitive fun by offering guests trivia, card, sports and arcade games. Buzztime’s platform creates connections among the players and venues and amplifies guests’ positive experiences. Buzztime’s in-venue TV network creates one of the largest digital out of home ad audiences in the US and Canada. Buzztime hardware solutions leverages the company’s experience manufacturing durable tablets and charging systems, enabling a diverse group of businesses including corrections, point-of-sale and loyalty with product implementation. Buzztime games have also been recently licensed by other businesses serving other markets. For more information, please visit http://www.buzztime.com or follow us on Facebook or Twitter@buzztime.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements that are not statements of historical fact and may be identified by terminology such as “expect,” “intend,” “plan,” “believe,” “anticipate,” “may,” “will,” “would,” “should,” “could,” “contemplate,” “estimate,” “predict,” “potential” or “continue,” or the negative of these terms or other similar words. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those stated or implied in any forward-looking statement as a result of various factors, including, but not limited to: (i) risks that the conditions to the closing of the proposed merger will not be satisfied; (ii) uncertainties as to the timing of the consummation of the proposed merger; (iii) risks related to NTN’s and Brooklyn’s ability to manage their respective operating expenses and expenses associated with the proposed merger and asset sale, as applicable, pending closing of the merger; (iv) the risk that, as a result of adjustments to the exchange ratio, NTN stockholders and Brooklyn members could own more or less of the combined company than is currently anticipated; (v) NTN’s continued listing on the NYSE American; (vi) uncertainties related to the impact of the COVID-19 pandemic on the business and financial condition of NTN, Brooklyn and the combined company and the ability of NTN and Brooklyn to consummate the merger and NTN and eGames.com to consummate the asset sale; (vii) NTN’s ability to continue to operate as a going concern if the proposed merger or asset sale are not consummated in a timely manner, or at all; (viii) Brooklyn’s need for, and the availability of, substantial capital in the future to fund its operations and research and development activities; (ix) Brooklyn’s ability to successfully progress research and development efforts after the merger, including its manufacturing development efforts, and to create effective, commercially-viable products; (x) the success of Brooklyn’s product candidates in completing pre-clinical or clinical testing and being granted regulatory approval to be commercialized in the United States or elsewhere; (xi) the outcome of any legal proceedings that have been instituted against NTN, Brooklyn, eGames.com or others related to the merger agreement or the asset purchase agreement, as applicable; (xii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of either or both of those agreements; (xiii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger or asset sale; and (xiv) those risks and uncertainties discussed in NTN’s reports filed with the SEC. You should not rely upon forward-looking statements as predictions of future events. NTN cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication speak only as of the date on which they were made. NTN does not undertake any obligation to update the forward-looking statements contained herein to reflect events that occur or circumstances that exist after the date hereof, except as may be required by applicable law or regulation.

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